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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-08181 and 333-61011) of Maxtor Corporation of our report dated January 21, 1999 appearing on page 59 of this Form 10-K.

PRICEWATERHOUSECOOPERS LLP

San Jose, California
March 24, 1999